CHRYSLER
                                                                     CORPORATION
--------------------------------------------------------------------------------
Chrysler Corporation
Fleet Operations

November 4, 1993

Mr. Harold Bendell
Major Fleet & Leasing Corporation
15 Wimbledon Drive
Roslyn, NY 11576

Dear Mr. Bendell:

      it is my pleasure to inform you that your new Chrysler Leasing System License Agreement has been approved. Your licensee code number is #6876 and the effective date is August 24, 1993.

      Your approval enables you to receive special benefits that are meant to enhance your leasing and rental operations. Your Zone Dealer Leasing and Rental manager will review these programs with you and work closely with you to develop a relationship that will prove both profitable and beneficial for yourself and Chrysler Corporation.

      Although the License Agreement is between Chrysler Corporation and your dealership, our records will show the name of your leasing operation to be the licensee name. Any advertising should include the name of your leasing operation in order to qualify for Co-Op Advertising reimbursement.

Sincerely,


/s/ Peter W. Allen
-----------------------
P. W. ALLEN
DEALER LEASING & RENTAL SALES MANAGER

27777 Franklin Road 19th Floor
Southfield MI 48034

'Irtiuz,

Application for Appointment as a                                    CHRYSLER
Licensee of Chrysler Leasing System                               LEASING SYSTEM
                                                                   THE LEASING
                                                                  PROFESSIONALS

APPLICATION IS MADE TO CHRYSLER MOTORS FOR APPOINTMENT AS A LICENSEE UNDER THE CHRYSLER LEASING SYSTEM. CHRYSLER MOTORS IS AUTHORIZED TO INQUIRE OF OUR CREDITORS AND OTHER COMMERCIAL ACCOUNTS NAMED HEREIN AS TO OUR CREDIT AND TRADE STANDING AND TO OBTAIN FROM THEM SUCH INFORMATION ABOUT OUR OPERATIONS AS YOU DEEM NECESSARY WE UNDERSTAND YOU ARE UNDER NO OBLIGATION TO APPOINT US AS A LICENSEE OF THE CHRYSLER LEASING SYSTEM AND THE APPOINTMENT, IF MADE, WILL ONLY BE BY WRITTEN AGREEMENT SIGNED BY AN APPROPRIATE REPRESENTATIVE OF CHRYSLER MOTORS

Applicants Trade Name - Lease/Rental Operation
Major Fleet & Leasing Corp.
--------------------------------------------------------------------------------
Address                       city                   State               zip
15 Wimbledon Drive,           Roslyn                   NY               11576
--------------------------------------------------------------------------------
      Check if Entity is Proposed &                  Approximate Date
      Complete Information at Right                   Entity will be Organized
                                                      or Incorporated
--------------------------------------------------------------------------------
In What State?                    Telephone No.
New York                          (516) 484-1010
Type of Existing      [X] Corporation                                Partnership
and/or Proposed
Lease and/or              Single Proprietorship      Dealership Department
Rental Operation

Complete             Date of Incorporation President           Vice President
If Existing          8/12/85                 Bruce Bendell        Harold Bendell
Entity is a          -----------------------------------------------------------
Corporation          State of Incorporation    Secretary            Treasurer
                     New York                 Bruce Bendell        Warren Forman
                     Names and Addresses of all Partners

Complete
If Existing          -----------------------------------------------------------
Entity is a
Partnership          -----------------------------------------------------------
Name, Title and      Name (First)          (Middle)      (Last)          (Title)
Address of Person    Bruce                               Bendell       President
to be listed in      -----------------------------------------------------------
Paragraph 2b of      Address                   city            State       Zip
the License          15 Wimbledon Drive        Roslyn           NY         11576
Agreement
                     Name of Investor(s)             Amt. Initial Investment
Ownership            Bruce Bendell                   $250,000
of Applicant,s       Harold Bendell                  $250,000
Operation in         -----------------------------------------------------------
Separate Leasing     Amt. Investment Owned              Amt. Investment Borrowed
Company              $250,000                           None
                     $250,000                           None

Applicant's          Dealer Name           Address                      Code
Affiliated           Major Dodge, Inc.     46-01 Northern Boulevard    32-68204
Chrysler Corp.       ----------------------------------------------------------
Dealership           city     State     zip      Single Proprietorship
                     LIC       NY      11101     Partnership  [X] Corporation
Management of        Type of Agreement              Effective Date
Dealership as        Dodge                               9/91
Named in             -----------------------------------------------------------
XXXXXXXXXXXX         Name                            Title
Chrysler Motors      Harold Bendell                  President
Direct Dealer        Bruce Bendell                   Vice President
Agreement(s)
Ownership of         Type of Agreement         x-1CXXxx           Percent Owned
Dealership as        Dodge                  Bruce Bendell              50
XXXX-V-V-Xxx         -----------------------------------------------------------
XXXXXXXXXXXXXX                             Harold Bendell              50
XY-V-------V-Xxx     -----------------------------------------------------------

XXXXXXXXXXX

Name of              x_-_-_xxx                    XX.XXXXXXX
Y---V-VXXX           Major Dodge Inc.             Major Fleet & Leasing Corp.
Proposed             ----------------------------------------------------------
Financial Sources    Line of Credit Established: $5,000,000

Note: 1. If Entity Listed as Applicant is now in existence attach a copy of its most recent Financial Statement.

      2. Attach Copy of Direct Dealers most recent Financial Statement.

                                                   By - Name I Print

                                                        Bruce Bendell
                                                   -----------------------------
                                                   By - Name I Signature

                                                        /s/ Harold Bendell
                                                   -----------------------------
                                                   Title: President

VIII. MISCELLANEOUS

      1. Changes in Chrysler Leasing System. Licensor reserves and shall have the right, at any time and from time to time, to discontinue or change, in its sole discretion, any part of parts or all of Chrysler Leasing System, including, without limitation, any documents, procedures, forms, advertising, promotions, trade-marks, service marks, trade names, symbols, slogans, and devices, and Chrysler Leasing System as so changed at any time shall be deemed to be Chrysler Leasing System referred to in this agreement. Licensor shall have no liability to Licensee of any kind either during or after the time that this agreement shall be in effect, if it shall use, or include as a part of Chrysler Leasing System or license others thereunder to use, any or all improvements in or additions to Chrysler Leasing System or the leasing business developed by Licensee while this agreement is in effect.

      2. Licensee Not an Agent. This agreement does not in any way create the relationship of principal and agent between Licensor and Licensee and under no circumstances shall either party be considered to be an agent of the other. Licensee shall not act or attempt to act or represent Licensee, directly or by implication, as agent of Licensor or in any manner, assume or create, or attempt to assume or create, any obligations on behalf of or in the name of Licensor.

      3. Notices. Any notice required or permitted by this agreement, or given in connection herewith, shall be in writing and may be by personal delivery or by first-class registered or certified mail. Notices to Licensor shall be delivered or mailed to Fleet Operations, Chrysler Motors, 901 Wilshire Dr., Troy, Michigan 48084. Notices to Licensee shall be delivered or mailed to any person designated in Paragraph 2(b) of Article 1 hereof as having managerial authority or delivered or mailed to Licensee at Licensee's place of business above stated. Notices given by mail shall be deemed given when accepted for registered or certified mail by the U.S. Postal Department.

      4. Non-Waiver of Rights. The waiver by Licensor of any breach or violation of or default under any provision of this Agreement will not operate as a waiver of such provision or of any subsequent breach or violation thereof or default thereunder.

      5. Interpretation. This agreement has been signed by Licensee and sent to Licensor for final approval and execution in Michigan. The parties intend this agreement to be a Michigan contract and to be construed in accordance with the laws of the State of Michigan.

      IN WITNESS WHEREOF, the parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

CHRYSLER MOTORS CORPORATION                      Major Fleet & Leasing Corp.
                                              ----------------------------------
                                                    (LICENSEE'S TRADE NAME)


By                                            By   /s/ Bruce Bendell

                                                 President
                                      ----------------------------------
(TITLE)                                                    (TITLE)